Flight equipment held for sale	12 Months Ended
Dec. 31, 2022
Discontinued Operations and Disposal Groups [Abstract]
Flight equipment held for sale	Flight equipment held for sale
Generally, flight equipment is classified as held for sale when the sale is probable, the asset is available for sale in its present condition, and it is expected to be sold within one year. Flight equipment assets are reclassified from flight equipment held for operating leases to flight equipment held for sale at the lower of the asset carrying value or fair value, less costs to sell. Depreciation is no longer recognized for flight equipment classified as held for sale.
As of December 31, 2022, flight equipment with a total net book value of $292.8 million was classified as flight equipment held for sale in our Consolidated Balance Sheet. Aggregate maintenance and security deposit amounts received from lessees of approximately $67 million will be assumed by the buyers of these assets upon consummation of the individual sale transactions.
As of December 31, 2021, flight equipment with a total net book value of $304.4 million was classified as flight equipment held for sale in our Consolidated Balance Sheet. Aggregate maintenance and security deposit amounts received from lessees of approximately $16 million was assumed by the buyers of these assets upon consummation of the individual sale transactions. During the first and second quarter of 2022, the sales of the flight equipment held for sale as of December 31, 2021 closed.